UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 30, 2026

Charlotte’s Web Holdings, Inc.
(Exact name of registrant as specified in its charter)

British Columbia	000-56364	98-1508633
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Tech Court Louisville, Colorado	80027
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (720) 617-7303

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Matters..

On March 30, 2026, Charlotte’s Web Holdings, Inc. (the “Company”) issued a press release announcing the entry into a transaction with BT DE Investments, Inc. (“BAT”), a subsidiary of British American Tobacco plc (LSE: BATS and NYSE: BTI). A copy of the press release is attached hereto and incorporated herein by reference as Exhibit 99.1.

Additional Information and Where to Find It
In connection with the proposed transaction, the Company will file with the U.S. Securities and Exchange Commission (the "SEC") a preliminary proxy statement and a definitive proxy statement, each on Schedule 14A and may file other documents with the SEC regarding the proposed transaction. This release is not a substitute for the proxy statement or any other document that the Company may file with the SEC. INVESTORS IN, AND SECURITY HOLDERS OF, THE COMPANY ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT, THE DEFINITIVE PROXY STATEMENT AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT CHARLOTTE’S WEB AND THE PROPOSED TRANSACTION AND RELATED MATTERS. When available, the definitive proxy statement and other relevant materials for the proposed transaction will be mailed or otherwise made available to stockholders of the Company as of April 6, 2026. Investors and security holders may obtain free copies of the proxy statement (when available) and other documents filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov or by contacting the Company at 700 Tech Court, Louisville, CO 80027 or by telephone at (720) 484-8930.
Participants in the Solicitation
The Company and its directors and executive officers, and other members of management and employees, may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction under the rules of the SEC. Information regarding the persons who may be deemed participants in the solicitation of proxies in connection with the proposed transaction will be set forth in the proxy statement when it is filed with the SEC. You can find more information about the Company's directors and executive officers in its Annual Report for the year ended December 31, 2024, on Form 10-K filed with the SEC on March 19, 2025 and the Company's Definitive Annual Meeting Proxy Statement filed with the SEC on April 29, 2025. You may obtain a free copy of these documents as indicated above.
No Offer or Solicitation
This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Exhibit No.	Description

99.1	Press Release dated March 30, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHARLOTTE’S WEB HOLDINGS, INC.

Date: March 30, 2026	By:	/s/ Erika Lind
Erika Lind
Chief Financial Officer and Corporate Secretary